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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report (Date of Earliest
                          Event Reported): May 1, 2000




                               KINETIKS.COM, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    0-27418                   76-0478045
          --------                    -------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)




         10055 Westmoor Drive
            Westminster, CO                                        80021
            ---------------                                        -----
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:      (303) 534-1408
                                                         --------------







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ITEM 5.  OTHER EVENTS.

         On May 1, 2000, eLinear Corporation, a wholly owned subsidiary of Kinetiks.com, Inc., issued a press release announcing that it had entered into a letter of intent to acquire Genesys Development Corporation, a full-service Internet consulting firm, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

       Exhibit
        Number          Exhibit Description
        ------          -------------------
         99.1           Press Release, dated May 1, 2000




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          KINETIKS.COM, INC.



                                          By: /s/ Paul Thomas
                                             ----------------------------------
                                                  Paul Thomas
                                                  Chief Financial Officer


Dated: May 3, 2000















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                                 EXHIBIT INDEX
Exhibit
Number      Exhibit Description
------      -------------------

 99.1       Press Release, dated May 1, 2000















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